UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 8, 2019

SEACHANGE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-21393	04-3197974
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Nagog Park, Acton, MA		01720
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code: (978) 897-0100

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common	SEAC	The Nasdaq Global Select Market
Series A Participating Preferred Stock Purchase Rights	SEAC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Agreement.

NOL Plan Amendment

On August 8, 2019, SeaChange International, Inc. (the “Company”) entered into an amendment (the “NOL Plan Amendment”) to the Tax Benefits Preservation Plan, dated as of March 4, 2019 (the “Rights Agreement”), by and between the Company and Computershare Inc., as Rights Agent (the “Rights Agent”). Pursuant to the amendment, Karen Singer, TAR Holdings LLC and their respective affiliates and associates (including CCUR Holdings, Inc. and its affiliates and associates) will not be deemed an “Acquiring Person” unless the aggregate beneficial ownership of Company securities by such persons exceeds 25.0%.

The foregoing description of the NOL Plan Amendment is qualified in its entirety by reference to the complete text of the NOL Plan Amendment. A copy of the NOL Plan Amendment is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cooperation Agreement Amendment

Concurrent with execution of the NOL Plan Amendment, the Company entered into an amendment (the “Cooperation Agreement Amendment”) to the Cooperation Agreement, dated as of February 28, 2019 (the “Cooperation Agreement”), by and among the Company, Karen Singer and TAR Holdings LLC. The Cooperation Agreement Amendment makes a corresponding amendment to that in the NOL Plan Amendment, such that Karen Singer, TAR Holdings LLC and their respective affiliates and associates (including CCUR Holdings, Inc. and its affiliates and associates) may beneficially own up to 25.0% of the Company’s securities.

The foregoing description of the Cooperation Agreement Amendment is qualified in its entirety by reference to the complete text of the Cooperation Agreement Amendment. A copy of the Cooperation Agreement Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 above of this Current Report on Form 8-K under the heading “NOL Plan Amendment” is incorporated into this Item 3.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

4.1	Amendment, dated as of August 8, 2019, by and between SeaChange International, Inc. and Computershare Inc., as Rights Agent

10.1	Amendment, dated as of August 8, 2019, by and among SeaChange International, Inc., Karen Singer and TAR Holdings LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

By:	/s/ Mark Bonney
Mark Bonney
Executive Chair

Dated: August 8, 2019